                                                                EXHIBIT 10.22


                                   GUARANTY


     This GUARANTY (this "Guaranty") is dated as of the 15th day of September,
                          --------
1997, by Petroglyph Energy, Inc., a Delaware corporation ("Guarantor"), in favor
                                                           ---------
of The Chase Manhattan Bank, a New York state banking corporation ("Lender", and
                                                                    ------
each of its successors and assigns are collectively referred to herein as

"Noteholders").
------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, PGP II, L.P., a Delaware limited partnership ("PGP II"),
                                                             ------
Petroglyph Gas Partners, L.P., a Delaware limited partnership ("PGP", together
                                                                ---
with PGP II, "Borrowers"), Guarantor and Lender are parties to that certain
              ---------
Amended and Restated Loan Agreement dated of even date herewith (as amended, the "Loan Agreement"), pursuant to which Lender has provided Borrowers with certain
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revolving and term credit facilities (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Loan Agreement); and

     WHEREAS, Lender has required as a condition to entering into the Loan Agreement, that Guarantor execute and deliver this Guaranty; and

     WHEREAS, Guarantor has determined that valuable benefits, either directly or indirectly, will be derived by it as a result of the Loan Agreement and the extensions of credit to be made by Lender under the Loan Agreement; and

     WHEREAS, Guarantor has further determined that the benefits accruing to it from the Loan Agreement exceed Guarantor's anticipated liability under this Guaranty.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Guarantor hereby covenants and agrees as follows:

     1. Guarantor hereby absolutely and unconditionally guarantees the prompt, complete and full payment when due, no matter how such shall become due, of the Guaranteed Debt (as hereinafter defined), and further guarantees that Borrowers will properly and timely perform each and all of the Obligation. This Guaranty shall remain in effect until the Guaranteed Debt is fully paid and performed. Guarantor may not rescind or revoke its obligations with respect to this Guaranty and the Guaranteed Debt. Notwithstanding any contrary provision in this Guaranty, however, the maximum liability of Guarantor under this Guaranty shall not exceed the Maximum Liability Amount (as hereinafter defined). As used herein, the term "Guaranteed Debt" means the Obligation, as defined in the Loan
                  ---------------
Agreement, and all present and future costs, attorneys' fees and expenses reasonably incurred by each of the Noteholders to enforce Borrowers', any guarantor's (including Guarantor's), or any other obligor's payment of any of the Obligation, including, without limitation (to the extent lawful) all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if Borrowers or any Subsidiary voluntarily or involuntarily

                                       1
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becomes subject to any Debtor Relief Law).  As used herein, the term "Debtor
                                                                      ------
Relief Law" means the Bankruptcy Code of the United States of America and all
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other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar laws affecting creditor's rights. As used herein, the term "Maximum
                                                                        -------
Liability Amount" means $1.00 less than the amount of the lowest claim on this
----------------
Guaranty which would render it void or voidable under any Debtor Relief Law as against Guarantor.

     2. If Guarantor is or becomes liable for any indebtedness owing by Borrowers to any Noteholder by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of each Noteholder hereunder shall be cumulative of any and all other rights that each Noteholder may ever have against Guarantor. The exercise by any Noteholder of any right or remedy hereunder or under any other instrument, at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     3. In the event of default by Borrowers in payment of the Guaranteed Debt, or any part thereof, when such Guaranteed Debt becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand, and without further notice of dishonor and without any notice having been given to Guarantor previous to such demand of the acceptance by each Noteholder of this Guaranty, and without any notice having been given to such Guarantor previous to such demand of the creating or incurring of such Guaranteed Debt, pay the amount due thereon to each Noteholder as set forth in the Loan Agreement, and it shall not be necessary for any Noteholder, in order to enforce such payment by Guarantor, first, to institute suit or exhaust its remedies against Borrowers or others liable on such Guaranteed Debt, to have Borrowers joined with Guarantor in any suit brought under this Guaranty or to enforce its rights against any security which shall ever have been given to secure such indebtedness; provided, however, that in the event any Noteholder elects to enforce and/or exercise any remedies it may possess with respect to any security for the Guaranteed Debt prior to demanding payment from Guarantor, Guarantor shall nevertheless be obligated hereunder for any and all sums still owing to any of the Noteholders on the Guaranteed Debt and not repaid or recovered incident to the exercise of such remedies.

     4. Notice to Guarantor of the acceptance of this Guaranty and of the making, renewing or assignment of the Guaranteed Debt and each item thereof, are hereby expressly waived by Guarantor.

     5. Each payment on the Guaranteed Debt shall be deemed to have been made by Borrowers unless express written notice is given to each Noteholder at the time of such payment that such payment is made by Guarantor as specified in such notice.

     6. If all or any part of the Guaranteed Debt at any time be secured, Guarantor agrees that any Noteholder may at any time and from time to time, at its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the Loan Agreement or amend or modify in whole or in part the Loan Agreement or any Loan Document executed in connection with same without impairing or diminishing the obligations of Guarantor hereunder. Guarantor further agrees that if Borrowers execute in favor of any Noteholder any collateral

                                       2
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agreement, mortgage or other security instrument, the exercise by any Noteholder of any right or remedy thereby conferred on any such Noteholder shall be wholly discretionary with such Noteholder, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligations of Guarantor hereunder. Guarantor further agrees that none of the Noteholders shall be liable for its failure to use diligence in the collection of the Guaranteed Debt or in preserving the liability of any Person liable for the Guaranteed
Debt, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof (including, notice of acceleration), and diligence in bringing suits against any Person liable on the Guaranteed Debt, or any part thereof.

     7. Guarantor agrees that any Noteholder, in its discretion, may (i) bring suit against all guarantors (including, without limitation, Guarantor hereunder) of the Guaranteed Debt jointly and severally or against any one or more of them,
(ii) compound or settle with any one or more of such guarantors for such consideration as Noteholders may deem proper, and (iii) release one or more of such guarantors from liability hereunder, and that no such action shall impair the rights of any such Noteholder to collect the Guaranteed Debt (or the unpaid balance thereof) from other such guarantors of the Guaranteed Debt, or any of them, not so sued, settled with or released.

     8. Guarantor represents and warrants to each Noteholder that (i) Guarantor is a corporation, partnership or limited liability company (as applicable) duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation; (ii) Guarantor possesses all requisite authority and power to authorize, execute, deliver and comply with the terms of this Guaranty; (iii) this Guaranty has been duly authorized and approved by all necessary action on the part of Guarantor and constitutes a valid and binding obligation of Guarantor enforceable in accordance with its terms, except as (a) the enforcement thereof may be limited by applicable Debtor Relief Laws, and (b) the availability of equitable remedies may be limited by equitable principles of general applicability; (iv) no approval or consent of any court or Governmental Authority is required for the authorization, execution, delivery or compliance with this Guaranty which has not been obtained (and copies thereof delivered to each Noteholder); and (v) Guarantor is not involved in, nor aware of the threat of, any Litigation (as defined in Paragraph
                                                                       ---------
23(a) hereinbelow) which, in the event of an outcome unfavorable to Guarantor,
-----
could have a material adverse effect on the financial position, business, operations or prospects of Guarantor nor are there any outstanding or unpaid judgments against Guarantor. Guarantor further acknowledges that certain (A) representations and warranties in the Loan Agreement are applicable to it and confirms that each such representation and warranty is true and correct in all material respects, and (B) covenants and other provisions in the Loan Agreement are applicable to it or are imposed upon it and agrees to promptly comply with or be bound by each of them.

     9. Guarantor covenants and agrees that until the Guaranteed Debt is paid and performed in full, except as otherwise provided in the Loan Agreement or unless each Noteholder gives its prior written consent to any deviation therefrom, it will (i) at all times maintain its existence and authority to transact business in any State or jurisdiction where Guarantor has assets and operations, (ii) promptly deliver to any Noteholder such information respecting its business affairs, assets and liabilities as any Noteholder may reasonably request, and (iii) duly and punctually observe and perform all covenants applicable to Guarantor under the Loan Agreement and the other Loan

Documents. The failure of Guarantor to comply with the terms of this paragraph shall be an Event of Default under the Loan Agreement.

     10. This Guaranty is for the benefit of each Noteholder, its successors and assigns, and in the event of an assignment by any Noteholder (or its successors or assigns) of the Guaranteed Debt, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Debt so assigned, may be transferred with such Guaranteed Debt. This Guaranty is binding upon Guarantor and its legal representatives, successors and assigns.

     11. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by each Noteholder, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by any Noteholder in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of each Noteholder hereunder are cumulative of each other and of every other right or remedy which any of the Noteholders may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     12. No provision herein or in any promissory note, instrument or any other Loan Document executed by either Borrower or Guarantor evidencing the Guaranteed Debt shall require the payment or permit the collection of interest in excess of the Maximum Lawful Rate. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other Loan Document, the provisions of this paragraph shall govern, and none of the Borrowers nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to any applicable federal or state usury laws now in force, all promissory notes, instruments and other Loan Documents executed by Borrowers or Guarantor evidencing the Guaranteed Debt shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

     13. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay each Noteholder all costs and expenses (including court costs and reasonable attorneys fees) incurred by such Noteholder in the enforcement hereof.

     14. (a) The liability of Guarantor under this Guaranty shall in no manner be impaired, affected or released by the insolvency, bankruptcy, making of an assignment for the benefit of creditors, arrangement, compensation, composition or readjustment of either Borrower, or any proceedings affecting the status, existence or assets of either Borrower or other similar proceedings instituted by or against either Borrower and affecting the assets of either Borrower. Furthermore, no obligations of Guarantor under this Guaranty may be released, diminished or affected by the

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occurrence of any one or more of the following events: (a) any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment or loss of any collateral securing any Guaranteed Debt; (c) any full or partial release of the liability of any other guarantor or any other obligor on the Guaranteed Debt;
(d) the modification of, or waiver of compliance with, any terms of any other Loan Document; (e) the insolvency, bankruptcy or lack of corporate, partnership or limited liability company (as applicable) power of Guarantor or any other obligor at any time liable for any of the Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension or rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or compromise that may be granted or given by any Noteholder to any guarantor (including Guarantor) or any other obligor on the Guaranteed Debt; (g) any neglect, delay, omission, failure or refusal of any Noteholder to take or prosecute any action in connection with the Guaranteed Debt; (h) any failure of any Noteholder to notify Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or the release of any security or of any other action taken or refrained from being taken by any Noteholder against Borrowers or any new agreement between any Noteholder and Borrowers, it being understood that none of the Noteholders are required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, other than any notice required to be given to Guarantor by law or elsewhere in this Guaranty; (i) the unenforceability of any Guaranteed Debt against Guarantor or any other obligor because it exceeds the amount permitted by law, the act of creating it is ultra vires, the officers creating it exceeded their authority or
               -----------
violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of the Guaranteed Debt to any Noteholder is held to constitute a preference under any Debtor Relief Law or for any other reason any Noteholder is required to refund that payment or make payment to someone else (and in each such instance this Guaranty will be reinstated in an amount equal to that payment).

          (b) Guarantor acknowledges and agrees that any interest on any portion of the Obligation which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Obligation ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligation if said proceedings had not been commenced) shall be included in the Guaranteed Debt because it is the intention of Guarantor and Noteholders that the Guaranteed Debt which is guaranteed by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Borrowers of any portion of such Guaranteed Debt. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Noteholders, or allow the claim of Noteholders in respect of, any such interest accruing after the date on which such proceeding is commenced.

          (c) In the event that all or any portion of the Guaranteed Debt is paid by Borrowers or any other obligor, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Noteholder as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Debt for all purposes under this Guaranty.

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

     15. Guarantor understands and agrees that any amounts of Guarantor on account with any Noteholder may be offset to satisfy the obligations of Guarantor hereunder.

     16. Guarantor hereby subordinates and makes inferior any and all indebtedness now or at any time hereafter owed by Borrowers to Guarantor to the Guaranteed Debt evidenced by the Loan Agreement and agrees after the occurrence of a Default under the Loan Agreement, or any event which with notice, lapse of time, or both, would constitute a Default under the Loan Agreement, not to permit either Borrower to repay, or to accept payment from either Borrower of, such indebtedness or any part thereof without the prior written consent of each Noteholder.

     17. Guarantor hereby waives any and all rights of subrogation to which Guarantor may otherwise be entitled against Borrowers, or any other guarantor of the Guaranteed Debt, as a result of any payment made by Guarantor pursuant to this Guaranty.

     18. After giving effect to the Exchange, (i) the fair value of the property of Guarantor is greater than the total amount of liabilities including, without limitation, contingent liabilities, of Guarantor, (ii) the present fair saleable value of the assets of Guarantor (including, without limitation, intangible assets such as goodwill) is not less than the amount that will be required to pay the probable liability of Guarantor on its debts as they become absolute and matured, (iii) Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) Guarantor does not intend to, nor does Guarantor believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, and (v) Guarantor is not engaged in a business or transaction, nor is Guarantor about to engage in a business or transaction for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which Guarantor is engaged. For purposes of this Section 18,
                                                              ----------
"contingent liabilities" shall be computed at the amount which, in light of all relevant facts and circumstances, represents the amount that can reasonably be expected to become an actual or matured liability.

     19. Guarantor confirms that it has executed and delivered this Guaranty after reviewing the terms and conditions of the Loan Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this Guaranty. Guarantor confirms that it has made its own independent investigation with respect to each Borrower's creditworthiness and is not executing and delivering this Guaranty in reliance on any representation or warranty by any Noteholder as to that creditworthiness. Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrowers and any circumstances affecting each Borrower's ability to perform under the Loan Documents to which it is a party or any collateral securing any Guaranteed Debt.

     20. The Guaranteed Debt may not be reduced, discharged or released because or by reason of any existing or future offset, claim, or defense (except for the defense of complete and final payment of the Guaranteed Debt) of Borrowers or any other obligor against any Noteholder or against payment of the Guaranteed Debt, whether that offset, claim or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, bankruptcy, incapacity/infancy, statute of

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

limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

     21. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar writing) and shall be given to such party at its address, telex or telecopy number set forth, in the case of any Noteholder, in the Loan Agreement, or, in the case of Guarantor, on the signature pages hereof, or such other address, telex or telecopy number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (a) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section 21 and the
                                                              ----------
appropriate answer back is received or receipt is otherwise confirmed, (ii) if given by certified mail, return receipt requested, on the fourth day after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this Section 21.
                              ----------

     22. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable, such provision shall be fully severable; this Guaranty shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

      23. (a)  VENUE; SERVICE OF PROCESS.  GUARANTOR, FOR ITSELF, ITS SUCCESSORS
               -------------------------
AND ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BROUGHT IN THE COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN DALLAS COUNTY, TEXAS, IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO LENDER EVIDENCE THEREOF, (E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO GUARANTOR AT ITS ADDRESS SET FORTH HEREIN, AND (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST LENDER ARISING OUT OF OR IN

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

CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION SHALL BE BROUGHT IN THE COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST GUARANTOR IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW. As used herein, the term "Litigation" means any proceeding, claim, lawsuit or
                       ----------
investigation (i) conducted or threatened by or before any court or governmental department, commission, board, bureau, agency or instrumentality of the United States or of any state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing, or
(ii) pending before any public or private arbitration board or panel.

          (b) Nothing in this Paragraph 23 shall affect any right of any
                              ------------
Noteholder to serve legal process in any other manner permitted by law or affect the right of any Noteholder to bring any action or proceeding against Guarantor in the courts of any other jurisdictions.

          (c) To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Documents.

     24. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND BETWEEN NOTEHOLDERS AND GUARANTOR AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF NOTEHOLDERS AND GUARANTOR. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN NOTEHOLDERS AND GUARANTOR.

     25.    WAIVER OF JURY TRIAL PUNITIVE DAMAGES, ETC.  GUARANTOR AND LENDER
            ------------------------------------------
HEREBY (a) KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREIN, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (b) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES," AS DEFINED BELOW; (c) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (d) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER

THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENT OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

     26. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, THIS GUARANTY AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS RULES THEREOF.

     EXECUTED and effective as of the date first above written.

                                    GUARANTOR:

                                    PETROGLYPH ENERGY, INC.


                                    By: /s/ Robert C. Murdock
                                        ------------------------------------
                                    Name:   Robert C. Murdock
                                    Title:  President

                                    Address:

                                    Petroglyph Energy, Inc.
                                    6209 North Highway 61
                                    Hutchinson, Kansas  67502
                                    Attn:  Robert C. Murdock
                                    Fax No. (316) 665-8500

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